                                                                    EXHIBIT 25.2
                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939,
           AS AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) ___

                                 BANK ONE, N.A.

        Not Applicable                                   31-4148768
        (State of Incorporation                          (I.R.S. Employer
        if not a U.S. National Bank)                     Identification No.)

                100 East Broad Street, Columbus, Ohio 43271-0181
          (Address of trustee's principal executive offices) (Zip Code)

                         c/o Bank One Trust Company, NA
                100 East Broad Street, Columbus, Ohio 43271-0181
                                 (614) 248-6229
            (Name, address and telephone number of agent for service)

                               SPRINT CORPORATION
               (Exact name of obligor as specified in its charter)

Kansas                                                   48-0457967
(State or other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                           Identification No.)

                           SPRINT CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                             48-1132866
(State or other jurisdiction of                      (I.R.S.Employer
incorporation or organization)                       Identification No.)

P.O. Box 11315                                       64112
Kansas City, Missouri                                (Zip Code)
(Address of principal executive office)

                                 Debt Securities

                       (Title of the indenture securities)

                                     GENERAL

1.       General Information.

         Furnish the following information as to the trustee:

                  (a)      Name and address of each examining or supervising
                   authority to which it is subject.

                           Comptroller of the Currency, Washington, D.C.

                           Federal Reserve Bank of Cleveland, Cleveland, Ohio

                           Federal Deposit Insurance Corporation, Washington,
                           D.C.

                           The Board of Governors of the Federal Reserve System, Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

2.       Affiliations with Obligor and Underwriters.
         If the obligor is an affiliate of the trustee, describe each such affiliation.

         The obligor is not an affiliate of the trustee.

16.      List of Exhibits.
         (Exhibits identified in parentheses, on file with the Commission, are incorporated herein by reference as exhibits hereto.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect. (Incorporated by reference to Exhibit 1 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business. (Incorporated by reference to Exhibit 2 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 2.)

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect. (Incorporated by reference to Exhibit 4 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the U.S. institutional trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended. (Incorporated by reference to Exhibit 6 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 7 - Report of Condition of the trustee as of the close of business on March 31, 2001, published pursuant to the requirements of the Comptroller of the Company, see attached.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.

Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, NA, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and the State of Ohio, on July 26, 2001.

                                           Bank One, NA


                                           By: /s/ DAVID B. KNOX
                                               -------------------------
                                               Name:  David B. Knox
                                               Title: Authorized Signer

                                     CONSENT

The undersigned, designated to act as Trustee under the Indentures for SPRINT CORPORATION and SPRINT CAPITAL CORPORATION described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.

                                   Bank One, NA

Dated: July 26, 2001               By:  /s/ DAVID B. KNOX
                                   ----------------------

                                     Authorized Signer

                                Board of Governors of the Federal Reserve System

                                OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation

                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency

                                OMB Number: 1557-0081
                                Expires March 31, 2002

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
                                                                        --------
                                                                            1
                                                                        --------
                                Please refer to page 1.
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only--FFIEC 041


Report at the close of business March 31, 2001              20010331
                                                         ---------------
                                                           (RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S) 1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).


This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Matthew Reece, Officer
-----------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Report of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Matthew Reece
-----------------------------------------------------------
Signature of Officer Authorized to SIgn Report

4/30/2001
-----------------------------------------------------------
Date of Signature

--------------------------------------------------------------------------------
The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors Trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
---------------------------------
Director (Trustee)

/s/
---------------------------------
Director (Trustee)

/s/
---------------------------------
Director (Trustee)
------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Icnome either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transit the bank's computer data file to EDS.

--------------------------------------------------------------------------------
For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generate version of this page) to the hard-copy record of the complete report that the bank places in its files.

-------------------------------------------------------------------------------
FDIC Certificate Number:                                             0655
                                                                 ------------
                                                                  (RCRI 9050)

http://www.bankone.com
--------------------------------------------------------------------------
Primary Internet: Web Address of Bank
(Home Page), if any (Text 4087)
(Example: www.examplebank.com)

-----------------------------------------------------------------------------
Bank One, NA
---------------------------------------------
Legal Title of Bank (TEXT 9010)

Columbus
---------------------------------------------
City (TEXT 9130)

OH                      43271
---------------------------------------------
State Abbrev. (TEXT) Zip Code (TEXT 9220)



  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

Bank One, NA                                                           FFIEC 041
------------------------------------------                                  RC-1
Legal Title of Bank

Columbus                                                               --------
------------------------------------------                                10
City                                                                   --------

OH                               43271
------------------------------------------
State                            Zip Code

FDIC Certificate Number - 06559

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                             Dollar Amounts in Thousands   RCON  Bil | Mil |Thou
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions
   (from Schedule RC-A):

   a. Noninterest-bearing balances and currency and coin (1)                                                0081   1,516,339     1.a
   ---------------------------------------------------------------------------------------------------------------------------
   b. Interest-bearing balances (2)                                                                         0071       8,181     1.b
   ---------------------------------------------------------------------------------------------------------------------------
2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)                                            1754           0     2.a
   ---------------------------------------------------------------------------------------------------------------------------
   b. Available-for-sale securities (from Schedule RC-B, column D)                                          1773   4,946,430     2.b
   ---------------------------------------------------------------------------------------------------------------------------
3. Federal funds sold and securities purchased under agreements to resell                                   1350     704,697     3
   ---------------------------------------------------------------------------------------------------------------------------
4. Loans and lease financing receivables (from Schedule RC-C):
   a. Loans and leases held for sale                                                                        5369     647,579     4.a
   ---------------------------------------------------------------------------------------------------------------------------
   b. Loans and leases, net of unearned income                                   B528         28,261,029                         4.b
   ---------------------------------------------------------------------------------------------------------------------------
   c. LESS: Allowance for loan and lease losses                                  3123            457,033                         4.c
   ---------------------------------------------------------------------------------------------------------------------------
   d. Loans and leases, net of unearned income and allowance
      (item 4.b minus 4.c)                                                                                  B529  27,803,996     4.d
   ---------------------------------------------------------------------------------------------------------------------------
5. Trading assets (from Schedule RC-D)                                                                      3545      46,298     5
   ---------------------------------------------------------------------------------------------------------------------------
6. Premises and fixed assets (including capitalized leases)                                                 2145     325,094     6
   ---------------------------------------------------------------------------------------------------------------------------
7. Other real estate owned (from Schedule RC-M)                                                             2150      27,702     7
   ---------------------------------------------------------------------------------------------------------------------------
8. Investments in unconsolidated subsidiaries and associated
   companies (from Schedule RC-M)                                                                           2130     510,307     8
   ---------------------------------------------------------------------------------------------------------------------------
9. Customers' liability to this bank on acceptances outstanding                                             2155           0     9
   ---------------------------------------------------------------------------------------------------------------------------
10. Intangible assets
   a. Goodwill                                                                                              3163      58,658    10.a
   ---------------------------------------------------------------------------------------------------------------------------
   b. Other intangible assets (from Schedule RC-M)                                                          0426      12,023    10.b
   ---------------------------------------------------------------------------------------------------------------------------
11. Other assets (from Schedule RC-F)                                                                       2160   2,160,830    11
   ---------------------------------------------------------------------------------------------------------------------------
12. Total assets (sum of items 1 through 11)                                                                2170  38,768,134    12
   ---------------------------------------------------------------------------------------------------------------------------

--------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Bank One, NA                                                           FFIEC 041
------------------------------------------                                  RC-2
Legal Title of Bank

FDIC Certificate Number - 06559                                               11


Schedule RC - Continued

                                                                         Dollar Amounts in Thousands   RCON   Bil | Mil |Thou
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:

    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E)                                                                              2200     14,675,282   13.a
    ------------------------------------------------------------------------------------------------------------------------
       (1) Noninterest-bearing (1)                                                6631     4,258,278                          13.a.1
    ------------------------------------------------------------------------------------------------------------------------
       (2) Interest-bearing                                                       6636    10,417,004                          13.a.2
    ------------------------------------------------------------------------------------------------------------------------
    b. Not applicable
14. Federal funds purchased and securities sold under agreements
    to repurchase                                                                                       2800      5,167,776   14
    ------------------------------------------------------------------------------------------------------------------------
15. Trading liabilities (from Schedule RC-D)                                                            3548         58,042   15
    ------------------------------------------------------------------------------------------------------------------------
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M):                                         3190     13,285,664   16
    ------------------------------------------------------------------------------------------------------------------------
17. Not applicable
    ------------------------------------------------------------------------------------------------------------------------
18. Bank's liability on acceptances executed and outstanding                                            2920              0   18
    ------------------------------------------------------------------------------------------------------------------------
19. Subordinated notes and debentures (2)                                                               3200      1,460,000   19
    -------------------------------------------------------------------------------------------------------------------------
20. Other liabilities (from Schedule RC-G)                                                              2930      1,135,468   20
    -------------------------------------------------------------------------------------------------------------------------
21. Total liabilities (sum of items 13 through 20)                                                      2948     35,782,232   21
    -------------------------------------------------------------------------------------------------------------------------
22. Minority interest in consolidated subsidiaries                                                      3000        300,239   22
    -------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                       3838              0   23
    -------------------------------------------------------------------------------------------------------------------------
24. Common stock                                                                                        3230        127,044   24
    -------------------------------------------------------------------------------------------------------------------------
25. Surplus (exclude all surplus related to preferred stock)                                            3839      1,844,558   25
    -------------------------------------------------------------------------------------------------------------------------
26. a. Retained earnings                                                                                3632        723,389   26.a
    -------------------------------------------------------------------------------------------------------------------------
    b. Accumulated other comprehensive income (3)                                                       B530         (9,328)  26.b
    -------------------------------------------------------------------------------------------------------------------------
27. Other equity capital components (4)                                                                 A130              0   27
    -------------------------------------------------------------------------------------------------------------------------
28. Total equity capital (sum of items 23 through 27)                                                   3210      2,685,663   28
    -------------------------------------------------------------------------------------------------------------------------
29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)                                                                       3300     38,768,134   29
    -------------------------------------------------------------------------------------------------------------------------
Memorandum

To be reported with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that                              RCON      NUMBER
     best describes the most comprehensive level of auditing work performed for                         ---------------------
     the bank by independent external auditors as of any date during 2000____________________________     6724           2    M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =  Review of the bank's financial statements by external auditors

7 =  Compilation of the bank's financial statements by external auditors

8 =  Other audit procedures (excluding tax preparation work)

9 =  No external audit work
---------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.